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                                                                    Exhibit 10.2

                              TECO ENERGY GROUP
                              -----------------
                      SUPPLEMENTAL RETIREMENT BENEFITS
                      --------------------------------
                              TRUST AGREEMENT
                              ---------------

     The TECO Energy Group Supplemental Retirement Benefits Trust Agreement by and between TECO Energy, Inc. (the "Company") and Citibank, N.A. (successor to NationsBank, N.A., the "Trustee"), as previously amended, is hereby amended and restated in its entirely effective as of January 1, 1998.

     WHEREAS, the Company maintains the plans listed on Exhibit A (such plans being hereinafter collectively referred to as the "plans" and individually as a "plan") under which certain officers of the Company and its subsidiaries and their beneficiaries may become eligible for supplemental retirement income and excess plan benefits ("supplemental benefits"); and

     WHEREAS, the Company and the Trustee desire to amend and restate the trust agreement;

     NOW THEREFORE, in consideration of the mutual agreements contained herein, the Company and the Trustee hereby agree as follows:

SECTION 1.   TRUST FUND

     1.1. Subject to the claims of its creditors as set forth in Section 4, the Company has heretofore deposited certain sums of cash or other property with the Trustee pursuant to the trust agreement. Such cash or other property will continue to be held, administered and disposed of by the Trustee as provided in this trust agreement.

     1.2. The trust will be irrevocable. However, if at any time before a "change in control of the Company" (as defined below), the Company obtains an opinion of counsel, acceptable to the Company and the Trustee, that the plans would be deemed "funded" for purposes of Title 1 of the Employee Retirement Income Security Act of 1974, as amended, by reason of the trust, or that amounts held in the trust or contributed thereto, or earnings thereon, would be included in the income of trust beneficiaries before distribution to them from the trust, the trust will become revocable. Any revocation will be accomplished by written notice thereof from the Company to the Trustee. Upon receipt of such a notice of revocation, the Trustee will deliver the assets of the trust to the

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Company, less any fees and expenses that may be due to the Trustee. The Trustee may rely conclusively on such opinion of counsel.

     1.3. The trust is intended to be a grantor trust of which the Company is treated as the owner under Section 671 of the Internal Revenue Code of 1986, as it may be amended from time to time, and the trust will be construed accordingly.

     1.4. The principal of the trust and any earnings thereon, unless returned to the Company under Section 1.2. Section 2.2 or Section 6 or used to defray the expenses of the trust, will be used exclusively for the benefit of trust beneficiaries or, to the extent provided under Section 4, for the benefit of general creditors of the Company. No trust beneficiary will have any preferred claim on, or any beneficial ownership interest in, any assets of the trust before such assets are paid to the trust beneficiaries as supplemental benefits under Section 3, and all rights created under the plans and this trust agreement will be unsecured contractual rights of the trust beneficiaries against the Company.

     1.5. The Trustee of such third party recordkeepers as may be appointed by the Company will keep such records and maintain such books and accounts as will at all times be sufficient to indicate, for accounting purposes, the proportionate part of the trust that is held on behalf of the officers listed on Exhibit B. For this purpose only, the Trustee or recordkeeper will maintain separate bookkeeping accounts for each such officer and will credit thereto all contributions made and designated by the Company to fund benefits payable to such officer or his or her beneficiary, and earnings thereon, and will charge thereto all payments out of the trust made to or for the account of such officer or his or her beneficiary. Notwithstanding the foregoing, the Trustee may hold the trust as a single fund and may invest and reinvest the commingled assets and receive the income and proceeds thereof, all without regard to the source of any part of the commingled assets.

     1.6. The Trustee may hold any part of the must fund in cash, without liability for interest thereon (notwithstanding the trustee's receipt of float on such uninvested cash with respect to anticipated pension disbursements or trust expenses), until the same is reinvested or disbursed.

SECTION 2.   FUNDING OF TRUST FUND

     2.1. The Company may at any time and from time to time make deposits with the Trustee of cash or other property reasonably acceptable to the Trustee to augment the principal of the trust, and the Trustee will hold, administer and dispose of such deposits as provided in this trust agreement.

     2.2. If at the time of a "potential change in control of the Company" (as defined below), this trust (a) has not been terminated or revoked and (b) is not "fully funded" (as defined below), the Company will promptly deposit in the trust cash sufficient to cause the trust to be fully funded as of the date of the deposit. In the event of a potential change in control of the Company, the fully funded amount will be recalculated as of the last

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day of the calendar year in which such potential change in control occurs and as of the last day of every calendar year following the potential change in control. If the amount so calculated exceeds the fair market value of the assets then held in trust, the Company will promptly (and in no event later than 30 days after such recalculation date) deposit in the trust cash equal to such excess. If the fully funded amount so calculated is less than the fair market value of the assets held in trust, the Trustee, upon receipt of a written request from the Company, will distribute to the Company such difference in cash.

     2.3. For purposes of this Section 2, the trust will be deemed "fully funded" as of any date if, as of such date, the fair market value of the assets held in the trust is not less than the aggregate present value as of such date of (a) all benefits then in pay status under the plans (including benefits not yet begun for eligible officers who have retired, died or otherwise terminated employment under circumstances entitling them to benefits under any of the plans) plus (b) all benefits that would become payable under the plans if on such date a change in control of the Company was deemed to have occurred and all participants under each of the plans were deemed to have retired for purposes of such plans. In applying the preceding sentence, present value will be determined by using the interest and mortality assumptions used in determining lump sum present values under the TECO Energy Group Retirement Plan, as it may be amended from time to time. The Trustee will have no duty at any time to determine whether the trust is fully funded or to calculate the fully funded amount or the dollar amount required to be contributed pursuant to Section 2.2. Prior to a potential change in control of the Company, the Company or an actuarial, accounting or benefits consulting firm (the "Service Provider") selected by the Company will calculate the fully funded amount and the contribution amount. On or after a potential change in control of the Company, a Service Provider selected by the Company prior to the potential change in control (with written notice of such selection being provided to the Trustee by the Company prior to the potential change in control) will calculate the fully funded amount and the contribution amount; provided, however, that if a Service Provider is not so selected or is so selected but fails for any reason to act after a potential change in control, the Trustee will select a Service Provider to perform the calculations required by Section 2.2 or this Section 2.3. The Trustee may rely conclusively upon any calculation of the fully funded amount and the contribution amount provided by a Service Provider and any other calculation by the Service Provider that may be required by Section 2.2 or this Section 2.3.

See Amend. 1 7/15/98

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     2.5. For purposes of this trust agreement, a "potential change in control of the Company" will be deemed to have occurred if:

     (a) the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Company:

     (b) any person (including the Company), publicly announces an intention to take or consider taking actions which if consummated would constitute a change in control of the Company:

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     (c) any person (as hereinabove defined), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company (a) is or becomes the beneficial owner, (b) discloses directly or indirectly to the Company or publicly a plan or intention to become the beneficial owner, or (c) makes a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to securities to become the beneficial owner, directly or indirectly, of securities representing 9.9% or more of the combined voting power of the outstanding voting securities of the Company; or

     (d) the board adopts a resolution to the effect that, for purposes of this trust agreement, a potential change in control of the Company has occurred.

     (e) Notwithstanding anything in this trust agreement to the contrary, a "potential change in control of the Company" will not be deemed to have occurred until the Trustee has received a written certification from an individual who is the president, a vice-president, or the treasurer of the Company immediately before such potential change in control has occurred. The Trustee has no duty to inquire as to the existence of a certification and may rely conclusively upon a certification once it is received by the Trustee.

     2.6. Upon the termination of employment with the Company of an officer listed on Exhibit B for any reason, the Company will promptly deposit in the trust cash equal to the present value of all benefits to which such officer or his beneficiary is entitled. Such deposit will be credited to the account established on behalf of such officer under Section 1.5. Such present value will be recalculated as of the last day of the calendar year in which such termination of employment occurs and as of the last day of every calendar year following the termination of employment. If the amount so calculated exceeds the fair market value of the assets then credited to such officer's individual account by at least one percent, the Company will promptly (and in no event later than 30 days after such recalculation date) deposit in the trust for crediting to the account cash equal to such excess. In applying the preceding sentences, present value will be determined by using the interest and mortality assumptions used in determining lump sum present values under the TECO Energy Group Retirement Plan, as it may be amended from time to time. The Trustee will have no duty at any time to calculate the present value of the supplemental benefits to an officer or beneficiary or the amount required to be contributed pursuant to this Section 2.6. Prior to a potential change in control of the Company, the Company or a Service Provider selected by the Company will calculate the present value of benefits and the contribution amount; provided, however, that if a Service Provider is not so selected or is so selected but fails for any reason to act after a potential change in control, the Trustee will select a Service Provider to perform the calculations required by this
Section 2.6. The Trustee may rely conclusively upon any calculation of the present value and the contribution amount by a Service Provider and any other calculation by the Service Provider that may be required by this Section 2.6.

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     2.7. The Trustee will, and any participant or beneficiary may, take any reasonable actions necessary to enforce the deposit of funds as required under this Section 2, including bringing suit or instituting other legal proceedings against the Company. Any such person taking action to enforce the payment of contributions will be entitled to reimbursement from the trust or, if such assets are insufficient, from the Company for any costs or expenses, including reasonable attorneys fees, of the enforcement action. In taking any such action, the Trustee may rely on such evidence as it deems appropriate of the event or events giving rise to the Company's obligation to contribute. In the case of contributions required under Section 2.2, such evidence may include a public announcement of the event constituting a "potential change in control of the Company". In the case of contributions required under Section 2.6, such evidence may include a participant's affidavit that employment with the Company has terminated supported by a copy of a resignation letter, severance agreement or other appropriate documentation of termination.

     SECTION 3. PAYMENTS TO TRUST BENEFICIARIES

     3.1. Subject to the availability of the assets in the trust and provided the Company is not then "insolvent" (as hereinafter defined), the Trustee will make payments of supplemental benefits to trust beneficiaries as they fall due in accordance with the plans. If the assets of the trust are not sufficient to make all payments of supplemental benefits to trust beneficiaries, the Company will make the balance of such payments as they fall due. The Company will from time to time prepare and file with the Trustee a schedule (the "Payment Schedule") setting forth the amount and time of payment of supplemental benefits, and notwithstanding any other provision hereof the Trustee may rely conclusively on the Payment Schedule or Payment Schedules currently on file with it or, if there is a potential change in control of the Company, the Payment Schedule or Payment Schedules on file with it as of the date of the potential change in control. A Payment Schedule will contain the information described in the form of Payment Schedule attached hereto as Exhibit C.

     3.2. If at any time following a change in control of the Company, the Trustee receives an opinion of counsel that amounts held in the trust or contributed thereto, or earnings thereon, would be includible in the income of the trust's beneficiaries before distribution to them from the trust, the Trustee will distribute to such beneficiaries such amounts as, in accordance with calculations consistent with such opinion, are includible in the income of such beneficiaries. For purposes of the preceding sentence, the opinion of counsel will either be rendered by counsel for the Company or, if the Company prior to a change in control has appointed and given notice to the Trustee of such appointment by counsel designated in such notice. The Trustee will have no duty to obtain any opinion under this Section 3.3, may rely conclusively on any opinion that is rendered in accordance with this Section 3.3 and will have no duty to inquire as to the accuracy of the opinion or the amount to be distributed pursuant to the opinion. The Trustee may engage such experts as it may deem appropriate to perform calculations pursuant to the

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opinion. Notwithstanding any other provision of this trust agreement, with respect to any amounts contributed under Section 2.6 and the earnings thereon, if at any time before a change in control the Company obtains an opinion of counsel that the related plans would be deemed "funded" for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, by reason of the trust, or that amounts held in the trust or contributed thereto, or earnings thereon, would be includible in the income of trust beneficiaries before distribution to them from the Trust, the Company will notify the Trustee of such opinion, and pursuant to directions from the Company, the Trustee will distribute such amounts to such beneficiaries. The Trustee will have no duty to obtain any opinion under the preceding sentence, may rely conclusively on such opinion and will have no duty to inquire as to the accuracy of the opinion or the amount to be distributed pursuant to the opinion.

     3.3 Subject to Section 4, all amounts credited to the account established on behalf of an officer under Section 1.5, and all earnings thereon, will be used solely to make payments of supplemental benefits to such officer or his or her beneficiary and will not be available for payment of benefits to any other trust beneficiary. If the amounts credited to the account are for any reason insufficient to make payments to such officer and his or her beneficiary, such payments may be made from any assets in the trust other than assets credited to the accounts established on behalf of other officers under Section 1.5. If such other assets of the trust are not sufficient to make such payments, the Company will make the balance of such payments as they fall due. Upon payment of all supplemental benefits to such officer and beneficiary, any amounts that remain credited to the account established on behalf of such officer will become general assets of the trust available for payment of supplemental benefits to any trust beneficiaries.

SECTION 4.   PAYMENTS TO TRUST BENEFICIARIES WHEN THE COMPANY IS INSOLVENT

     4.1. The Company will be deemed to be "Insolvent" for purposes of this trust agreement upon the occurrence of any of the following:

     (a) the Company makes an assignment for the benefit of creditors, files a petition in bankruptcy, petitions or applies to any tribunal for the appointment of a custodian, receiver, liquidator, sequestrator, or any trustee for it or a substantial part of its assets, or commences any case under any bankruptcy, reorganization, arrangement, readjustment of a debt, dissolution, or liquidation law or statute of any jurisdiction (federal or state), whether now or hereafter in effect; or if any such petition or application is filed, or any such case is commenced against it, in which an order for relief is entered or which remains undismissed and unstayed for 90 days; or the Company by any act or omission indicates its consent to, approval of or acquiescence in any such petition, application or case or order for relief or to the appointment of a custodian, receiver or any trustee for it or any substantial part of its assets, or suffers any such custodianship, receivership, or trusteeship to continue undischarged;

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     (b) the Company generally does not pay its debts as such debts become due or ceases to pay its debts in the ordinary course of business; or

     (c) the sum of the Company's debts is determined to be greater than all its property at a fair valuation; or

     (d) the present saleable value of the Company's assets is determined to be less than the amount that would be required to pay the probable liability on its existing debts as they become absolute and matured.

     4.2. At all times during the continuance of the trust, the principal and income of the trust will be subject to claims of general creditors of the Company, but only to the extent hereinafter set forth.

     The board of directors or the chief financial officer of the Company will inform the Trustee of the Company's Insolvency as soon as practicable after either of them knows of the Company's Insolvency. If the Trustee receives notice of the Company's Insolvency pursuant to the preceding sentence or if a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, or if the Legal Department of the Trustee is served with court papers in respect of a bankruptcy proceeding involving the Company as debtor, the Trustee will discontinue supplemental benefits to trust beneficiaries. The Trustee will notify the Company of such discontinuance within five days after the start of the discontinuance. No later than five days after receipt of such notice of discontinuance, the Company will request a prompt determination by the independent accounting firm regularly auditing the books of the Company as to whether the Company is Insolvent. Within five days after receipt of such determination, the Company will provide a copy to the Trustee. The Trustee will resume payments of supplemental benefits in accordance with
Section 3 of this Trust Agreement only after the Trustee receives a copy of a determination issued to the Company by the independent accounting firm regularly auditing the books of the Company that the Company is not Insolvent or is no longer insolvent. The Trustee will have no duty to inquire whether the Company is Insolvent.

     Nothing in this trust agreement will in any way diminish or augment any rights of trust beneficiaries to pursue their rights as general creditors of the Company with respect to their supplemental benefits or otherwise.

     4.3. If the Trustee discontinues payments of supplemental benefits from the trust under Section 4.2 and subsequently resumes such payments, the first payment following such discontinuance will include the aggregate amount of all payments which would have been made to trust beneficiaries (together with interest at a rate equal to the prime rate as published in the Wall Street Journal from time to time, compounded annually on the amount delayed) in accordance with the plans during the period of such discontinuance, less the aggregate amount of any payments made to trust beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance. The Company (or the Service Provider if one is acting pursuant to

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Section 2.3 and/or Section 2.6) will direct the Trustee as to the amount of payments under this Section 4.3.

SECTION 5.   INVESTMENT OF PRINCIPAL AND INCOME

     (a) Before a potential change in control of the Company, the Trustee will invest the principal of the trust and any earnings thereon in accordance with such written directions as the Company may from time to time communicate to the Trustee, or, if the Company has appointed, with written notice to the Trustee, an investment manager (an "Investment Manager") to manage or direct the investment of some or all of the assets of the trust, in accordance with the directions of such Investment Manager. The Trustee is authorized to invest the assets of the trust in a common, collective, commingled or pooled trust fund maintained by the Trustee. The Trustee will have no duty to inquire into or review investments made pursuant to the directions of the Company or an Investment Manager. Assets held in trust will not be invested in securities or obligations issued by the Company or any affiliate of the Company.

     (b) As of the close of business on the last business day of each month and as of such other dates as the Trustee may deem appropriate (in each case, a "valuation date"), the Trustee will report to the Company the assets held in the trust fund. Each such valuation will be made as promptly as practicable after the valuation date as of which it is made. Assets will be valued by the Trustee at their fair market values at the close of business on the valuation date, or, in the absence of readily ascertainable fair market values, at such fair values as the Trustee in good faith determines, in accordance with methods consistently followed and uniformly applied. In determining fair market values the Trustee will use such market quotations and other information as are available to it and as may in its discretion be appropriate. The Trustee may rely on valuations of nonmarketable assets furnished by outside advisors unless the Company directs it otherwise, in which case it will rely on such other valuation. The report of any such valuation will not constitute a representation by the Trustee that the amounts reported as fair market values would actually be realized upon the liquidation of a particular asset or class of assets. The Trustee will not be accountable to the Company or to any employee of the Company or to any other person on the basis of any such valuation, but its accountability will be in accordance with the provisions of this agreement.

     The Company acknowledges that in order to comply with and perform the Trustee's obligations under this agreement, the Trustee will rely on the timely and accurate communication by any issuer of any insurance contract held as part of the trust as herein provided, any investment manager maintaining any common, collective or commingled trust fund in which assets of the trust have been invested as herein provided, or any third parties sponsoring mutual funds in which assets of the trust have been invested. It is further understood and agreed that the Trustee, in the maintenance of its records hereunder, does not assume any responsibility for the accuracy of any information furnished by the Company, any issuer of any insurance contract held as part of the trust as herein provided, any investment manager maintaining any common, collective or

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commingled trust fund in which assets of the trust have been invested as herein provided, or any third parties sponsoring such mutual funds, or any other person, firm or corporation, unless the Trustee has actual knowledge that the information is incorrect.

     (c) At any time when an investment manager is acting, the Trustee will send to such investment manager all proxies and proxy materials relating to such securities, signed by the Trustee without indication of voting preference, and the investment manager will exercise all voting rights with respect thereto. The Company may notify the trustee in writing that the Company or another person (other than the Trustee) designated in such notice is to exercise the voting rights with respect to securities described in the notice that would otherwise be exercised by an investment manager hereunder, in which event the Trustee will, so long as such notice remains in effect, send to the Company or such other person all notices of meetings and all proxies and proxy material relating to such securities, signed without indication of voting preference, and the Company or such other person will exercise all voting rights with respect to such securities. The foregoing procedure will also apply in any instance where there is no acting investment manager.

     (d) The Company may, prior to a potential change in control, select and contract with an Investment Manager to be responsible for all investments of the Trust fund following a potential change in control, and the Company will promptly provide written notice of the appointment to the Trustee. If the Trustee has received written notice of the appointment of the Investment Manager, the Trustee will, after a potential change in control, take direction from the Investment Manager appointed by the Company. If the Company does not appoint an Investment Manager or if it does but the Investment Manager for any reason ceases to function as such, then the Trustee will have the power at all times after a potential change in control to appoint an Investment Manager (which may be an affiliate of the Trustee) to be responsible for all investments of the Trust, and the Trustee will, after a potential change in control, take direction from the Investment Manager appointed by it, except that the Trustee may terminate the appointment of an Investment Manager appointed by the Trustee and may replace it with a different Investment Manager selected by the Trustee. The Trustee may conclusively rely on the investment directions provided by the Investment Manager after a potential change in control, whether the Investment Manager is appointed by the Company or the Trustee.

SECTION 6.   DISPOSITION OF PRINCIPAL AND INCOME

     At all times during the continuance of the trust, all principal amounts contributed to the trust and all interest thereon, net of expenses, will, unless paid as distributions to trust beneficiaries under Section 3.1 or to creditors of the Company under Section 4.2, be accumulated and reinvested for the purposes provided herein. Except as provided in Section 1.2 or Section 2.2, the Company will have no right or power to direct the Trustee to return to the Company or to direct to others any of the trust assets before all payments of supplemental benefits payable under the trust have been made to trust

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beneficiaries. Upon payment of all such supplemental benefits, the Trustee will return to the Company all amounts, if any, then remaining in the trust.

SECTION 7.   ACCOUNTING BY THE TRUSTEE

     The Trustee will keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions of the trust, including such specific records as will be agreed upon in writing between the Company and the Trustee. All such accounts, books and records will be open to inspection and audit at all reasonable times by the Company. Within 90 days following the close of each calendar year and within 90 days after the removal or resignation of the Trustee, the Trustee will deliver to the Company a written account of its administration of the trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions of the trust, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the trust at the end of such year or as of the date of such removal or resignation, as the case may be. Any account, when approved by the Company, will be binding and conclusive upon the Company and all persons with any interest in the trust, and the Trustee will thereby be released and discharged from any liability or accountability to the Company and all persons with any interest in the trust with respect to all matters set forth therein. Omission of the Company to object in writing to any specific items in any such account within 90 days after its delivery to the Company will constitute approval by the Company.

SECTION 8.   RESPONSIBILITY OF THE TRUSTEE

     8.1. The Trustee will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee will incur no liability to anyone for any action reasonably taken in accordance with a written direction, request, or approval given by the Company, Service Provider or Investment Manager that is contemplated by and complies with the terms of this trust agreement, including distributions made in accordance with a plan and to that extent will be relieved of the prudent person rule for investments. Notwithstanding any provision of this trust agreement to the contrary, the Company will protect, indemnify and save harmless the Trustee and its officers, employees and agents from and against all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, attorneys' fees and disbursements) of any nature arising from or relating to any action or any failure to act by the Trustee, its officers, employees and

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agents or any Service Provider or arising from or relating to the transactions contemplated by this agreement (including, but not limited to, any claim made by a trust beneficiary or his or her beneficiary with respect to payment made or to be made by the Trustee, and any claim made by the Company or its successors, whether pursuant to a sale of assets, merger, consolidation, liquidation or otherwise, that this trust agreement is invalid or ultra vires) except to the extent that such loss, liability, action, suit, judgment, demand, cost or expense is finally determined by a court of competent jurisdiction to result from the negligence or willful misconduct of the Trustee or its officers or employees. To the extent that the Company has not fulfilled its obligations under the provisions of this Section 8.1, the Trustee will be reimbursed out of the assets of the Trust or may set up reasonable reserves for the payment of such obligations. The Trustee assumes no obligation or responsibility with respect to any action required by this trust agreement on the part of the Company. The Company also agrees to hold the Trustee harmless from and against any tax, claim, liability, loss, damage or expense incurred by or assessed against it as successor trustee, as a direct or indirect result of an act or omission of a predecessor trustee or any other person charged under any prior agreement affecting assets of the trust with investment responsibility for such assets.

     8.2. The Trustee may consult with legal counsel (who may also be counsel for the Trustee generally or counsel to the Company) with respect to any of its duties or obligations hereunder, including any determination as to whether a change in control of the Company has occurred or as to whether the Company is Insolvent, and will not be held responsible for acting or refraining from acting in accordance with the advice of any such counsel selected with reasonable care.

     8.3. The Trustee may hire such agents, legal counsel, accountants, actuaries, investment managers and financial consultants as may be reasonably necessary to administer the trust.

     8.4. The Trustee will have, without exclusion, all powers conferred on trustees by applicable law unless expressly provided otherwise herein; provided, however, that if an insurance policy or annuity contract is held as an asset of the trust, the Trustee will have no power to name a beneficiary of the policy or contract other than the trust or, except in accordance with Section 6 hereof, to assign the policy or contract (as distinct from conversion of the policy or contract to a different form) other than to a successor to the Trustee or to loan to any person the proceeds of any borrowing against such policy or contract.

SECTION 9.   COMPENSATION AND EXPENSES OF THE TRUSTEE

     The Trustee will be entitled to receive such reasonable compensation for its services as the Company and the Trustee agree upon in writing. The Trustee will also be entitled to receive its reasonable expenses incurred with respect to the administration of the trust, including expenditures reasonably incurred by the Trustee pursuant to Sections

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8.2 and 8.3 of this trust agreement and any taxes required to be paid by the
Trustee in respect of the trust. All such compensation and expenses will be paid by the Company, but if not paid by the Company will be a charge against and may be paid from the assets of the trust.

SECTION 10.  REPLACEMENT OF THE TRUSTEE

     The Trustee may be removed at any time by the Company, or may resign, in either case by at least 30 days' advance notice in writing (unless the parties waive such notice or agree to a shorter notice period). In the case of the removal or the resignation of the Trustee before a change in control of the Company, the Company will appoint a new corporate Trustee, independent and not subject to the control of either the Company, any affiliate thereof or any trust beneficiary. Following a change in control of the Company, the Trustee cannot be removed by the Company. If the Trustee resigns following a change in control of the Company, it will either appoint a successor Trustee (which will be a corporate Trustee, independent and not subject to the control of either the Company, any affiliate thereof or any trust beneficiary) or obtain appointment of such a Trustee by court order.

SECTION 11.  AMENDMENT OR TERMINATION

     11.1. This trust agreement may be amended at any time and to any extent by a written instrument executed by the Trustee and the Company; provided, however, that following a change in control of the Company this trust agreement may not be amended or terminated, and following a potential change in control of the Company and prior to the occurrence of a change in control of the Company the trust agreement may not be amended in any manner adverse to any trust beneficiaries unless (a) at least one year has expired since the most recent event or transaction constituting a potential change in control of the Company and (b) in respect of a potential change in control which previously occurred, no facts or circumstances continue to exist which, if initially occurring at the time any termination or amendment of this trust agreement is to occur, would constitute a potential change in control of the Company; and provided further, that while the trust is irrevocable, no such amendment will make the trust revocable or permit assets of the trust, before the payment of all supplemental benefits, to be returned to the Company or paid out of the trust to any other person (except to trust beneficiaries pursuant to the plans or to creditors of the Company under Section 4); and provided further that this trust agreement may not be amended or terminated in any manner adverse to any of the officers listed on Exhibit B or their beneficiaries without the written consent of such officer or beneficiary, as the case may be. This Section 11.1 will not apply to any amendment approved by the Company relating to the compensation or expenses of the Trustee.

     11.2. The trust will not terminate until the date on which the last trust beneficiary ceases to be entitled to supplemental benefits payable under the trust, unless sooner revoked in accordance with Section 1.2; provided, however, that the trust will terminate no later than 21 years following the death of all individuals who were participants in any plan on the date hereof (and their respective beneficiaries as of such date).

     11.3. Upon termination of the trust as provided in Section 11.2 or upon revocation of the trust under Section 1.2, any assets remaining in the trust will be returned to the Company.

SECTION 12.  SEVERABILITY AND ALIENATION

     12.1. Any provision of this trust agreement prohibited by law will be ineffective to the extent of any such prohibition without invalidating the remaining provisions hereof.

     12.2. To the extent permitted by law, benefits to trust beneficiaries under this trust agreement may not be anticipated, assigned (either a: law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process, and no benefit actually paid to a trust beneficiary by the Trustee will be subject to any claim for repayment by the Company or the Trustee.

SECTION 13.  GOVERNING LAW

     This trust agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

SECTION 14.  ENTIRE AGREEMENT

     This trust agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, between the parties hereto and respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Company and the Trustee have executed this amended and restated trust agreement effective as of January 1, 1998.

Attest:                                              TECO ENERGY, INC.

/s/R. H. Kessel                                      By:/s/Roger A. Dunn
-----------------------                                 -----------------------
                                                     Name:
                                                          _____________________

Attest:                                              CITIBANK, N.A., as Trustee

/s/Stephen A. Sylvester                              By:/s/Timothy G. Kilduff
-----------------------                                 -----------------------
                                                     Name:
                                                          ---------------------

STATE OF Florida           .)
         ------------------
                      :      ss.:
COUNTY OF Hillsborough      )
          -----------------

     On the 30th day of December 1997, before me personally came Roger A. Dunn,
            ----        --------    -                            --------------
to me known, who being by me duly sworn, did depose and say that he resides at 1004 Siwanay St., Tampa, Florida, that he is VP Human Resources of TECO Energy,
------------------------------            ------------------    -----------
Inc. which executed the foregoing instrument; and that he signed his name
----
thereto by authorization of the Company.

                                                      /s/ Cindy L. Orlowski
                                                         ------------------
                                                            Notary Public
(Notarial Seal)                                           Personally known

STATE OF New York             )
         ---------------------
                         :    ss.:
COUNTY OF NY                  )
          --------------------

     On the 5 day of January 1998, before me personally came Timothy G. Kilduff
            -        -------    -                            ------------------
to me known, who, being by me duly sworn, did depose and say that he resides at 111 Wall St. NY NY 10005 that he is Vice President of CITIBANK, N.A. which
------------------------                              --------------
executed the foregoing instrument; and that he signed his name thereto by authorization of the Company.

                                                      /s/ Patricia Saavedra
                                                         ----------------------
                                                             Notary Public
(Notarial Seal)

                                    Exhibit A
                                    ---------

TECO Energy Group Supplemental Executive Retirement Plan
Excess benefit plan contained in the TECO Energy Group Retirement Plan
TECO Energy Group Retirement Savings Excess Benefit Plan
TECO Energy, Inc. Supplemental Executive Retirement Plan for Girard F. Anderson TECO Energy, Inc. Supplemental Executive Retirement Plan for H. L. Culbreath TECO Energy, Inc. Supplemental Executive Retirement Plan for Roger A. Dunn
TECO Energy, Inc. Supplemental Executive Retirement Plan for Royston K. Eustace TECO Energy, Inc. Supplemental Executive Retirement Plan for T. L. Guzzle
TECO Energy, Inc. Supplemental Executive Retirement Plan for Roger H. Kessel TECO Energy, Inc. Supplemental Executive Retirement Plan for Richard E. Ludwig TECO Energy, Inc. Supplemental Executive Retirement Plan for Alan D. Oak
TECO Energy, Inc. Supplemental Executive Retirement Plan for Keith S. Surgenor TECO Energy, Inc. Supplemental Executive Retirement Plan for James K. Taggart

                                    Exhibit B
                                    ---------

Girard F. Anderson
Roger A. Dunn
Royston K. Eustace
Timothy L. Guzzle
Roger H. Kessel
Richard E. Ludwig
Alan D. Osk
Keith S. Surgenor
James K. Taggart

                                    Exhibit C
                                    ---------
                                Payment Schedule
                                ----------------
Participant                 Form of Payment       Date of            Date of
Name &          Amount      (lump sum;            Commencement       Termination
Address         Payable      periodic)            of Payment         of Payment
-------         -------      ---------            ----------         ----------

                             AMENDMENT NUMBER ONE TO
                                TECO ENERGY GROUP
                      SUPPLEMENTAL RETIREMENT BENEFITS TRUST

     The TECO Energy Group Supplemental Retirement Benefits Trust dated as of January 1, 1998, between TECO Energy, Inc. and Citibank, N.A., is hereby amended effective as of July 15, 1998, by deleting Section 2.4 and substituting the following new Section 2.4 for it:

     2.4. For purposes of this trust agreement, a "change in control of the Company" will mean a change in control of a nature that would be required to be reported in response to Item 6(c) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") whether or not the Company is in fact required to comply therewith; provided, that, without limitation, such change in control will be deemed to have occurred if:

     (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

     (b) during any period of 24 consecutive months, individuals who at the beginning of such period constitute the board of directors of the Company (the "board") and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraphs (a), (c) or (d) of this Section 2.4) whose election by the board or nomination for election by the stockholders of the Company was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof,

     (c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation resulting in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 65% of the combined voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires 30% or more of the combined voting power of the Company's then outstanding securities; or

     (d) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company's assets.

     (e) Notwithstanding anything in this trust agreement to the contrary, a change in control of the Company will not be deemed to have occurred until the Trustee has received a written certification from an individual who is the president, a vice-president or the treasurer of the Company immediately before such change in control has taken place stating that a change in control has occurred. The Trustee has no duty to inquire as to the existence of a certification and may rely conclusively upon a certification once it is received by the Trustee.

     IN WITNESS WHEREOF, the Company and the Trustee have executed this instrument effective as of July 15, 1998.

Attest:                                      TECO ENERGY, INC.

/s/D.E. Schwartz                             By: /s/Roger A. Dunn
--------------------                             --------------------------
                                             Name: /s/Roger A. Dunn
                                                   ------------------------

                                             CITIBANK, N.A., as Trustee
Attest:
/s/Stephen A. Sylvester                      By: /s/Timothy G. Kilduff
--------------------                             --------------------------
                                             Name: /s/Timothy G. Kilduff, V.P.
                                                   ------------------------

                                      2